If you have sold or transferred all of your registered holdings of American
    Depositary Shares representing American Depositary Shares of Fila Holding S.p.A., please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                          NOTICE OF GUARANTEED DELIVERY

                                       To

Tender American Depositary Shares (the "Fila ADSs") representing Ordinary Shares of

                               FILA HOLDING S.p.A.

                                 in the Offer by

                              RCS MEDIAGROUP S.p.A.

                                       for

      Cash in the Amount of $1.12 (without interest) per Fila ADS Tendered

                                   Pursuant to

      the Offer to Purchase, dated July 28, 2003 (the "Offer to Purchase")

            -------------------------------------------------------

            As set forth in the Offer to Purchase "The Tender Offer - Section 3.
- Procedures for Accepting the Offer and Tendering Fila ADSs - Guaranteed Delivery Procedures", this Notice of Guaranteed Delivery (or a form substantially equivalent hereto) must be delivered to The Bank of New York, as U.S. Tender Agent, in order to tender your Fila ADSs and accept the cash consideration in the amount of $1.12 per Fila ADS in accordance with the terms and subject to the conditions set forth in the Offer to Purchase (the "Offer") by RCS MediaGroup S.p.A., an Italian stock company ("RCS"), described in the Offer to Purchase, if (i) the Fila American Depositary Receipts ("Fila ADRs") evidencing your Fila ADSs are not immediately available, (ii) the Fila ADRs and all other required documents required to be delivered to the U.S. Tender Agent cannot be delivered prior to the Expiration Date, or (iii) the procedures for book-entry transfer of your Fila ADSs to the U.S. Tender Agent cannot be completed on a timely basis. Such Notice of Guaranteed Delivery, properly completed and executed, including a signature guarantee by an Eligible Guarantor Institution (as defined in the Offer to Purchase), may be delivered by hand, by mail or by courier to the U.S. Tender Agent at the applicable address set forth below. See the description of guaranteed delivery procedures described in the Offer to Purchase under "THE TENDER OFFER - SECTION 3.- PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING FILA ADSs - GUARANTEED DELIVERY PROCEDURES". Certain terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Offer to Purchase.

                            The U.S. Tender Agent is:

                              The Bank of New York

        BY MAIL:                             BY OVERNIGHT DELIVERY OR BY HAND:

The Bank of New York                     The Bank of New York
Tender & Exchange Department             Tender & Exchange Department - 11 West
P.O. Box 11248                           101 Barclay Street
Church Street Station                    Receive & Deliver Window - Street Level
New York, NY 10286-1248                  New York, NY 10286

FOR NOTICE OF GUARANTEED DELIVERY
(For Eligible Institutions only)
By Facsimile Transmission: (212) 815-6433

Confirmation Receipt of Facsimile by Telephone Only: (212) 815-6212

            Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above does not constitute a valid delivery.

            If you hold your Fila ADSs through the book-entry facilities of The Depository Trust Company ("DTC"), this Notice of Guaranteed Delivery must be delivered to the U.S. Tender Agent by a participant in DTC's book-entry facility by means of the DTC book-entry confirmation system.

            This Notice of Guaranteed Delivery is not to be used to guarantee a signature. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Guarantor Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON FRIDAY, SEPTEMBER 5, 2003, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

            The undersigned hereby tenders to the U.S. Tender Agent on behalf of RCS upon the terms and subject to the conditions set forth in the Offer to Purchase pursuant to the Guaranteed Delivery Procedures described therein under "THE TENDER OFFER - SECTION 3. - PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING FILA ADSS - GUARANTEED DELIVERY PROCEDURES":

--------------------------------------------------------------------------------------------------------------
Name of Holder(s) of Fila ADSs:                         ___________________________________________________
                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
Address(es) of Holder(s) of Fila ADSs:                  ___________________________________________________
                                                        ___________________________________________________

                                                        ___________________________________________________
                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
Daytime Telephone Number(s) of Holder(s) of Fila ADSs:  ___________________________________________________

                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
E-Mail Address(es) of Holder(s) of Fila ADSs:           ___________________________________________________

                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
Signature(s)                                            ___________________________________________________

                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
Date:                                                   ___________________________________________________

                                                        ___________________________________________________
--------------------------------------------------------------------------------------------------------------
Total Number of Fila ADSs Tendered Hereby:              ___________________________________________________
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GUARANTEE

The undersigned, an Eligible Guarantor Institution (as defined in the Offer to Purchase), hereby guarantees that the undersigned will deliver to the U.S. Tender Agent the Fila ADRs evidencing the Fila ADSs tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents, all within three (3) New York Stock Exchange trading days after the date hereof.

--------------------------------------------------------------------------------
Name of Firm:
______________________________________       ___________________________________

Address of Firm:                             ___________________________________

                                             ___________________________________

                                             ___________________________________
______________________________________
                                             ___________________________________
Authorized Signatory:
______________________________________               (Authorized Signature)

______________________________________       Name:______________________________

______________________________________       Title:_____________________________

Date:
--------------------------------------------------------------------------------

Note: DO NOT SEND SECURITIES WITH THIS FORM. YOUR FILA ADRs MUST BE DELIVERED TO
      THE U.S. TENDER AGENT TOGETHER WITH YOUR LETTER OF TRANSMITTAL, WHEN AVAILABLE (NOT LATER THAN THREE (3) NEW YORK STOCK EXCHANGE TRADING DAYS FROM THE DATE HEREOF).

--------------------------------------------------------------------------------


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